UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2007
Commission file number 1-11625
Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
On February 6, 2007, Pentair, Inc. issued a press release announcing its earnings for the fourth quarter and fiscal year 2006 and a conference call in connection therewith. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired Not applicable.

(b)	Pro Forma Financial Information Not applicable.

(c)	Shell Company Transactions Not applicable

(d)	Exhibits The following exhibits are provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

Exhibit	Description

99.1	Pentair, Inc. press release dated February 6, 2007 announcing the earnings results for the fourth quarter and fiscal year 2006.
99.2	Pentair, Inc. reconciliation of GAAP “As Reported” year ended December 31, 2006 to the “Adjusted” non-GAAP excluding the effect of third quarter 2006 one-time charges.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on February 6, 2007.

PENTAIR, INC. Registrant
By	/s/ Randall J. Hogan
Randall J. Hogan
Chairman and Chief Executive Officer

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated February 6, 2007

Exhibit
Number	Description

99.1	Pentair, Inc. press release dated February 6, 2007 announcing the earnings results for the fourth quarter and fiscal year 2006.
99.2	Pentair, Inc. reconciliation of GAAP “As Reported” year ended December 31, 2006 to the “Adjusted” non-GAAP excluding the effect of third quarter 2006 one-time charges.